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                                                                  EXHHIBIT 10.11

                                 PHASECOM, INC.
                    REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

         THIS REGISTRATION RIGHTS AND LOCK-UP AGREEMENT (this "Agreement") is entered into as of April 21, 1996, by and among PHASECOM INVESTOR GROUP LIMITED PARTNERSHIP, a Delaware limited partnership ("PhaseCom LP"), PHASECOM, INC., a Delaware corporation ("PhaseCom Del"), GALRAN PROPERTIES (1993) LTD. ("Galran"), EICHOT CAPITAL MARKETS AND INVESTMENTS (1993) LTD. ("Eichot"), TOM HOLDINGS AND PROPERTIES (1993) LTD. ("Tom"), and Y. ATAI INVESTMENTS LTD. ("Atai"). Galran, Eichot, Tom and Atai, may be referred to hereinafter individually as an "Individual Holder" or collectively as "Individual Holders"; the Individual Holders and the PhaseCom LP shall be collectively referred to as the "Initial Holders".

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations and warranties contained in this Agreement, the parties hereto hereby agree as follows:

         1.       DEFINITIONS.

                  a. "COMMISSION" means the United States Securities and Exchange Commission or any other United States federal agency at the time administering the Securities Act.

                  b. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  c. "HOLDER" means any Person owning of record Registrable Securities that have not been sold to the public pursuant to Rule 144 promulgated under the Securities Act or any assignee of record of such Registrable Securities to whom rights under this Agreement have been duly assigned in accordance with this Agreement.

                  d. "INITIATING HOLDERS" means any holder or holders of no less than thirty-five percent (35%) of the Registrable Securities.

                  e. "OFFERING" means the closing of an underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offering and sale of shares of Common Stock for the account of PhaseCom Del (other than a registration statement effected solely to implement an employee benefit plan, a transaction in which Rule 145 of the Securities and Exchange Commission is applicable or any other form or type of registration in which the shares of Common Stock issuable upon conversion of the shares of Series A Preferred Stock cannot be included pursuant to Commission rules of practices) resulting in aggregate proceeds to PhaseCom Del (before the payment of underwriting

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discounts and commission and the expense of the offering) in excess of U.S.
Twelve Million Dollars (U.S. $12,000,000).

                  f. "PERSON" means any individual, corporation, trust, partnership, association, or other entity.

                  g. "REGISTRABLE SECURITIES" shall mean any shares of Common Stock of PhaseCom Del owned by the Initial Holders or issued or issuable upon exercise pursuant to options or warrants, or issued or issuable upon the conversion of Series A Preferred Stock or any other security of PhaseCom Del held by the Initial Holders.

                  h. "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar United States federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         2.       REGISTRATION RIGHTS.

                  a. DEMAND REGISTRATION. Upon the written request from any Initiating Holders ("Requesting Initiating Holders") that PhaseCom Del effect any registration with respect to all or any portion of the Registrable Securities (other than a registration on Form S-3 or any related form of Registration Statement), PhaseCom Del will:

                           (i)      give written notice of the proposed
registration to all other Holders no later than ten (10) business days after receipt of such written request; and

                           (ii)     as soon as practicable, use its diligent
best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act), as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within ten (10) days after receipt of such written notice from PhaseCom Del; PROVIDED, HOWEVER, that PhaseCom Del shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2.a:

                                    (1)      In any particular jurisdiction in
which PhaseCom Del would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless PhaseCom Del is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                                    (2)      Prior to the earlier of (1) May 1,
2000, or (2) eighteen (18) months after the effective date of PhaseCom Del's first registered underwritten offering to the general public of its securities for its own account;

                                    (3)      If the Initiating Holders propose
to sell a number of shares of Registrable Securities at an aggregate proposed offering price (after deduction for under-

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writer commissions and expenses) to the public of less than Seven Million,
Five Hundred Thousand Dollars ($7,500,000);

                                    (4)      After PhaseCom Del has effected two
(2) such registrations pursuant to this Section 2.a, and such registrations have been declared or ordered effective; or

                                    (5)      If PhaseCom Del shall have received
an opinion of counsel to the effect that each such Requesting Initiating Holder may sell up to seventy-five percent (75%) of the Registrable Securities then held by each such Requesting Initiating Holder within the three (3) month period immediately following such request without registration under the Securities Act.

         Subject to the foregoing clauses 1) through 5), and to Section 2.a.v (below), PhaseCom Del shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request from the Requesting Initiating Holders.

                           (iii)    UNDERWRITING. If the Requesting Initiating
Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise PhaseCom Del as part of their request made pursuant to Section 2.a and PhaseCom Del shall include such information in the written notice referred to in Section 2.a.i. The right of any Holder to registration pursuant to Section 2.a shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Registrable Securities in the underwriting to the extent requested (unless otherwise mutually agreed by a majority in interest of the Requesting Initiating Holders and such Holder to the extent provided herein).

                           (iv)     CUTBACKS/WITHDRAWALS. PhaseCom Del shall
(together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by PhaseCom Del, subject to the consent, which consent will not be unreasonably withheld, of a majority in interest of the Registrable Securities held by those Holders participating in such registration ("Participating Holders"). Notwithstanding any other provision of this Section 2.a, if the underwriter(s) determine that marketing factors require a limitation of the number of shares to be underwritten and so advises the Requesting Initiating Holders in writing, then the Requesting Initiating Holders shall so advise all Participating Holders, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all such Participating Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Participating Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

         If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to PhaseCom Del, the underwriter and the Requesting Initiating Holders. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration; PROVIDED, HOWEVER,

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that, if by the withdrawal of such Registrable Securities a greater number of
Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then PhaseCom Del shall offer to all Participating Holders the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section.

                           (v)      RIGHT TO DELAY A DEMAND REGISTRATION. If at
the time of any request to register Registrable Securities pursuant to this Section, which is not summarily rejected because of Section 2.a.(ii)(1)-(5), inclusive, PhaseCom Del is preparing a registration statement for a public offering (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable) which in fact is filed and becomes effective within one hundred five (105) days after the request, then PhaseCom Del may at its option direct that such request be delayed for a period not in excess of one hundred thirty-five (135) days from the effective date of such registration, such right to delay a request to be exercised by PhaseCom Del not more than once in any twelve (12) month period.

                  b.       PIGGYBACK REGISTRATION.

                           (i)      PHASECOM DEL'S OBLIGATION TO REGISTER. If
PhaseCom Del at any time proposes to initiate a registration of its securities under the Securities Act on its own or upon request of Holders other than Initiating Holders and thereafter registers any of its securities under the Securities Act (other than a registration effected solely to implement an employee benefit plan, a transaction to which Rule 145 of the Commission is applicable or any other form or type of registration in which Registrable Securities cannot be included pursuant to Commission rule or practice), it will give written notice to all Holders of the outstanding Registrable Securities of its intention to do so at least twenty (20) days prior to the filing of any such registration (stating the intended method and terms of disposition of such securities, including a list of the jurisdictions in which PhaseCom Del intends to qualify such securities). Upon the written request from any Holder within fifteen (15) days after receipt of PhaseCom Del's notice to the Holders, subject to the limits contained in this Section, PhaseCom shall afford each such Holder an opportunity to include in such registration all or any part of the Registrable Securities then held by such Holder, all to the extent requisite to permit such sale or other disposition by such Holders of the Registrable Securities so registered and to the extent permissible under applicable securities laws; provided, however, that PhaseCom Del shall be required to use such best efforts to register said Registrable Securities under this Section (b) no more than two (2) times.

                           (ii)     CUTBACKS. Notwithstanding any other
provision of this Section, if the underwriter managing such registration notifies the Holders in writing that market or economic conditions limit the amount of securities which may reasonably be expected to be sold, the Holders of such Registrable Securities will be allowed to register their Registrable Securities pro rata based on the number of shares of Registrable Securities held by such Holders, respectively. On the Offering, said underwriter may exclude all Registrable Securities from PhaseCom Del's registration statement, but on all subsequent registrations initiated by PhaseCom Del, such underwriter may not limit the amount of the Registrable Securities to be registered to less than twenty percent (20%) of the aggregate number of securities to be

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registered so long as any other shares of PhaseCom Del are to be registered as well. Likewise, PhaseCom Del shall require that the executive officers of PhaseCom Del limit their registration of PhaseCom Del's securities in substantially similar proportions in any registered public offering to which this Section applies upon the recommendation of the managing underwriter involved in such registration.

                  c.       FORM S-3.

                           (i)      OBLIGATION TO REGISTER. After the Offering,
PhaseCom Del shall use its best efforts to qualify for registration on Form S-3. After PhaseCom Del has qualified for the use of Form S-3, the Holders of Registrable Securities shall have the right to request registrations on Form S-3 thereafter, as the case may be (but not more than once in any eighteen (18) month period and no more than two (2) times in the aggregate) under this Section (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such Holder or Holders), provided that PhaseCom Del shall not be required to effect a registration pursuant to this Section unless (A) the Holder or Holders requesting registration propose to dispose of shares of Registrable Securities which they reasonably anticipate will have an aggregate offering price (before deduction of underwriting discounts and expenses of sale) of at least Seven Hundred Fifty Thousand Dollars ($750,000), or (B) PhaseCom Del has initiated a proposed registration as described in Section 2.a.

                           (ii) NOTICE. PhaseCom Del shall give written notice
to all Holders of Registrable Securities of the receipt of a request for registration pursuant to this Section 2.c and shall permit such other holders to participate in the registration upon their request thereto given within fifteen
(15) days after receipt of such notice. Subject to the foregoing, PhaseCom Del will use its best efforts to effect promptly the registration of all shares of Registrable Securities on Form S-3, to the extent requested by the holders thereof for purposes of disposition. PhaseCom Del need not register shares on Form S-3 (or comparable form) in any state in which PhaseCom Del does not qualify to do business. PhaseCom Del need not register shares on Form S-3 (or comparable form) if PhaseCom Del is preparing a registration statement for a public offering (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable) which, in fact, is filed and becomes effective within one hundred twenty (120) days after the request, then PhaseCom Del may, at its option, direct that such request be delayed for a period not in excess of one hundred fifty (150) days from the effective date of such registration. Such right to delay a request may not be exercised by PhaseCom Del more than once in any twelve (12) month period.

                  d. REGISTRATION PROCEDURES. If and whenever PhaseCom Del is required by the provisions of this Section to use its best efforts to effect the registration of any of its securities under the Securities Act, PhaseCom Del will, as expeditiously as possible:

                           (i)      prepare and file with the Commission a
registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period provided in this Section;


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                           (ii)     prepare and file with the Commission such
amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the seller or sellers of such securities shall desire to sell or otherwise dispose of the same, but only to the extent provided in this Section (the term "seller" or "sellers" as used herein refers to a Holder or Holders of the Registrable Securities selling such shares);

                           (iii)    furnish to each seller such number of copies
of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such seller; and,

                           (iv)     use every reasonable effort to register or
qualify the securities covered by such registration statement under such other securities or state blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such seller to consummate the public sale or other disposition in such jurisdictions of the securities owned by such seller, except that PhaseCom Del shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or intends to be so qualified prior to the effective date of the applicable registration statement.

                  e. REGISTRATION EXPENSES. As used herein, "Registration Expenses" shall mean all expenses incurred by PhaseCom Del in complying with Sections 2.a, 2.b, 2.c and 2.d hereof, including, without limitation, all registration and filing fees; printing expenses; fees and disbursements of counsel for PhaseCom Del; fees and disbursements of one counsel for all the selling shareholders of the Registrable Securities; blue sky fees and expenses; and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of PhaseCom Del which shall be paid in any event by PhaseCom Del); and "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sales thereunder. PhaseCom Del will pay all Registration Expenses in connection with (A) only two (2) registrations pursuant to Section 2.b; and (B) only two
(2) registrations pursuant to Section 2.c; regardless of which Initiating Holders have requested registration. All Selling Expenses in connection with each registration pursuant to Sections 2.b and 2.c shall be borne by PhaseCom Del and the selling Holders pro rata in proportion to the securities covered thereby being sold by them. The selling Holders shall pay all Registration Expenses and Selling Expenses in connection with each registration pursuant to
Section 2.a, PROVIDED, HOWEVER, that if at least two-thirds (2/3 or 66.66%) of the Holders of Registrable Securities demand a registration pursuant to Section 2.a. above, then PhaseCom Del shall pay all Registration Expenses of one registration pursuant to Section 2.a., and shall together with the selling Holders bear Selling Expenses of such registration each in proportion to the securities covered thereby and sold by them.

                  f.       INDEMNIFICATION.

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                           (i)      INDEMNIFICATION BY PHASECOM DEL. In the
event of any registration of any Registrable Securities under the Securities Act pursuant to this Section, PhaseCom Del shall indemnify and hold harmless each of the following parties: (A) the Holder selling such securities; (B) each underwriter (as defined in the Securities Act); (C) each other Holder who is an officer, director or partner of such selling Holder or who participates in the offering of such securities; and (D) each other Holder, if any, who controls (within the meaning of the Securities Act) such selling Holder, underwriter or Participating Holder against any losses, claims, damages or liabilities, as incurred (collectively the "liability"), joint or several, to which such seller, underwriter, Participating Holder or controlling Holder may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or action in respect thereof) arises out of or is based upon (A) any statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto; (B) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(C) any violation by PhaseCom Del of the Securities Act or any rule or regulation promulgated thereunder applicable to PhaseCom Del in connection with any such registration, qualification or compliance, but only to the extent, however, that such violation was not directly or indirectly, caused by any Holder entitled to be indemnified hereunder. Except as otherwise provided in subparagraph 2.f.iv (below), PhaseCom Del shall be obligated to reimburse each such selling Holder, underwriter, Participating Holder or such controlling Holder for any legal or other expenses in connection with investigating or defending any such liability, as such expenses are incurred; PROVIDED, HOWEVER, that PhaseCom Del shall not be liable to any selling Holder, underwriters, Participating Holders, or controlling Holders in any such case to the extent that any such liability arises out of or is based upon any statement or alleged omission made in such registration statement, preliminary or final prospectus, or amendment or supplement thereto in reliance upon and in conformity with written information furnished to PhaseCom Del by such Holder to be specifically stated for use therein; PhaseCom Del shall not be required to indemnify any Holder against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Holder to deliver a prospectus as required by the Securities Act. The indemnity provided for in this Section shall remain in full force and effect regardless of any investigation made by or on behalf of such selling Holder, underwriter, Participating Holder or controlling Holder and shall survive transfer of such securities by such selling Holder. In order to provide for just and equitable contribution to joint liability under the Securities Act, in any case in which either (W) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 2.f. but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right to appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.f. provides for indemnification in such case; or (X) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 2.f; then, and in each such case, PhaseCom Del and such Holder will contribute to the Holder seeking indemnification under this
Section 2.f.i the aggregate liability to which they may be subject (after contribution from others) in such proportion so

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that such Holder shall have paid the portion of the liability represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and PhaseCom Del and other selling Holders are responsible for the remaining portion, PROVIDED, HOWEVER, that, in any such case (Y) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (Z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentations.

                           (ii)     INDEMNIFICATION BY HOLDERS OF REGISTRABLE
SECURITIES. Each Holder shall, by acceptance thereof, indemnify and hold harmless each other Holder, its officers, directors or partners, PhaseCom Del, its directors and officers, each underwriter and each other Holder, if any, who controls PhaseCom Del or such underwriter, against any liability, joint or several, as incurred, to which any such other holder, PhaseCom Del, underwriter or any such director or officer of any such Holder may become subject under the Securities Act or any other statute or at common law, in so far as such liability (or actions in respect thereof) arises out of or is based upon (A) the disposition by such Holder in violation of the provisions of this Section; (B) any statement of any material fact contained in any registration statement under which securities were registered under the Securities Act at the request of such Holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto; or (C) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Notwithstanding the above in this Section 2.f.ii, the indemnification set forth in this Section 2.f.ii shall be given in the case of clauses (B) and (C) to the extent, but only to the extent, that such statement or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto in reliance upon and in conformity with written information furnished to PhaseCom Del by such Holder and expressly stated for use therein. Such Holder shall reimburse PhaseCom Del, such underwriter or such director, officer, other Holder or for any legal fees incurred in investigating or defending any such liability, as incurred; PROVIDED, HOWEVER, that no Holder shall be required to indemnify any Holder against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Holder to deliver a prospectus as required by the Securities Act; and provided further, that the obligations of such Holder for the indemnity hereunder shall not extend to any settlement of claims related thereto without the express written consent of such Holder.

                           (iii)    FURTHER INDEMNITY. Indemnification similar
to that specified in Sections 2.f.i and 2.f.ii shall be given by PhaseCom Del and each Holder of any Registrable Securities (with such modifications as may be appropriate) with respect to any required registration or other qualification of the Common Stock or Series A Preferred Stock under any federal or state law or regulation of governmental authority other than the Securities Act.

                           (iv)     PROCEDURES; RIGHTS TO SEPARATE COUNSEL. Each
party entitled to indemnification under this Section 2.f (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified

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Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, unless there shall be a conflict of interest, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.f unless such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such claim or any such litigation. The Indemnified Party shall also have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Indemnifying Party, unless the Indemnifying Party fails to promptly defend, in which case the fees and expenses of such separate counsel shall be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party a release from all liability in respect to such claim or litigation.

                  g. TERMINATION OF REGISTRATION RIGHTS. Notwithstanding the foregoing provisions of this Section, the rights to registration and the designation of Series A Preferred Stock as Registrable Securities shall terminate as to any particular securities when such securities shall have been lawfully sold by the Holder thereof to the public pursuant to a registration statement.

                  h. COMPLIANCE WITH RULE 144. If PhaseCom Del: (i) registers a class of securities under Section 12 of the Exchange Act, or (ii) shall commence to file reports under Section 13 or 15(d) of the Exchange Act, thereafter, at the request of any Holder of the Registrable Securities who proposes to sell the Registrable Securities in compliance with Rule 144 of the Commission, PhaseCom Del shall forthwith furnish to such holder or holders a written statement of compliance with the filing requirements of the Commission as set forth in such Rule (at any time from and after ninety (90) days following the effective date of the Offering), as such Rule may be amended from time to time, and make available to the public and such Holders such information as will enable the Holders to make sales of Registrable Securities pursuant to Rule 144.

                  i. CONSENT TO BE BOUND. Each subsequent Holder must consent in writing to be bound by the terms and conditions of this Section 2 in order to acquire the rights granted pursuant to Section 2.

                  j.       ASSIGNABILITY OF REGISTRATION RIGHTS. Subject to
Section 2.i hereof, the registration rights set forth in this Section 2 are assignable to each assignee of at least twenty thousand (20,000) shares of Registrable Securities conveyed in accordance herewith (appropriately adjusted for recapitalizations) who agrees in writing to be bound by the terms and conditions of this Agreement within fifteen (15) days of such assignment.


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                  k.       RIGHTS WHICH MAY NOT BE GRANTED TO SUBSEQUENT
INVESTORS. PhaseCom Del shall not grant registration rights or enter into any registration rights agreement or similar agreement with any Person after the date hereof which are superior to the rights granted hereunder, but may grant such rights to such other Person which will be PARI PASSU with the Holders and shall cause such Persons to be a Holder as if they had executed this Agreement as of the date first written above.

                  l. INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall furnish to PhaseCom Del such information regarding such Holder or Holders, the Registrable Securities held by them, and the distribution proposed by such Holder or Holders, as PhaseCom Del may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section.

                  m.       STANDOFF AGREEMENT.

                           (i)      In connection with the Offering, each of the
Holders agrees to have his, her or its PhaseCom Del share interests divided into three (3) certificates, with PhaseCom Del rounding the shares covered by each certificate to whole numbers in its sole discretion. One (1) certificate representing twenty percent (20%) of the share interests of the Holder, shall bear, in addition to any other applicable securities legends, a legend stating that the shares represented by that certificate may not be transferred by any means whatsoever, without the agreement of PhaseCom Del for a period commencing as of the commencement of the Offering and ending on the one hundred eightieth (180th) day following the commencement of the Offering. A second certificate representing forty percent (40%) of the share interests of the Holder, shall bear, in addition to any other applicable securities legends, a legend stating that the shares represented by that certificate may not be transferred by any means whatsoever, without the agreement of PhaseCom Del, for a period commencing as of the commencement of the Offering and ending the two hundred seventieth (270th) day following commencement of the Offering. A third certificate representing forty percent (40%) of the share interests of the Holder, shall bear, in addition to any other applicable securities legends, a legend stating that the shares represented by that certificate may not transferred by any means whatsoever, without the agreement of PhaseCom Del, for a period commencing as of the commencement of the Offering and ending the three hundred ninety-fifth (395th) day following the commencement of the Offering. Each Holder agrees to be bound by the legend restrictions set forth above.

                           (ii)     Until the applicable lock-up period expires,
the standoff holder agrees unless released in writing by PhaseCom Del and the underwriters managing the Offering, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the Offering). PhaseCom Del as applicable, may impose stop transfer instructions with respect to the shares subject to the foregoing restrictions, until the end of the applicable lock-up period.

                           (iii)    Notwithstanding anything in the foregoing to
the contrary, should PhaseCom Del's Common Stock, at anytime after one hundred eighty (180) days after effectiveness of the Offering be listed on NASDAQ at the close of trading for three (3) consecutive business days (the last such date in the first three (3) such consecutive days to occur being the "Double Price Date") at a price more than twice the price of such shares in the Offering, then the lock-up restrictions set forth above shall be released by PhaseCom Del, except for the fifteen (15) business days after the first Double Price Date during which the lead underwriter in the Offering shall be given the opportunity to arrange a block trade ("Block Trade") of PhaseCom Del Common Stock. The Holders shall not be obligated to participate in the Block Trade. During that fifteen (15) business day period, no sales, transfers, or exchanges of any Registrable Securities that would otherwise still be subject to a lock-up restriction except for this Section 2.m.iii, can be made by a Holder except through the Block Trade.

         3.       MISCELLANEOUS.

                  a. CONSENT TO AMENDMENTS. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended and PhaseCom Del may take any action herein prohibited, or omit to perform any act herein required to be performed by them, only if it has obtained the written consent of Holders holding a majority of the then Registrable Securities. No course of dealing between PhaseCom Del and any Holder, or any delay in exercising any rights hereunder will operate as a waiver of any rights of any such Holders.

                  b. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

                  c. SEVERABILITY. Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  d. COUNTERPARTS. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts when taken together shall constitute one and the same Agreement.

                  e. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  f. NOTICES. All notices, demands, consents or other communications required or permitted to be given hereunder shall be in writing and shall be given by letter personally delivered by hand or by Express Mail, Federal Express or similar service, or sent by first class, prepaid, certified mail, return receipt requested (express airmail if overseas), or by facsimile, addressed as follows:

         IF TO HOLDERS:             To the Addresses and/or facsimile  numbers
                                    as contained on PhaseCom Del's Shareholders
                                    List.

         IF TO PHASECOM LP:         PHASECOM INVESTOR GROUP LIMITED PARTNERSHIP
                                    100 Why Worry Lane
                                    Woodside, CA  94062
                                    Facsimile No. (415) 851-9036

         IF TO PHASECOM DEL:        PHASECOM, INC.
                                    20300 Stevens Creek Blvd, 4th Floor
                                    Cupertino, CA  95014
                                    Facsimile No. (408) 777-2760

         WITH A COPY TO:            Stephen P. Pezzola, Esq.
                                    PEZZOLA & REINKE, APC
                                    1999 Harrison, Suite 1300
                                    Oakland, CA  94612  USA
                                    Facsimile No. (510) 834-7440

and any such notices, demands, consents or other communications as above-mentioned shall be deemed to have been received:

                           (i) in the case of personal delivery by hand or by Express Mail, Federal Express or similar service, when delivered; or,

                           (ii) in the case of having been sent by first class, prepaid, certified mail, return receipt requested, on the third business day following the day of posting, or (if sent express airmail from overseas on the fifteenth business day following the day of posting); or,

                           (iii)    in the case of having been sent by
                                    facsimile, on confirmation registered by the sender's facsimile that such facsimile was received by such sender where such confirmation occurs before 1700 hours local time of the addressee on the day of confirmation and, in any other case, on the day following the day of confirmation.

                  Any notice, demand, consent or other communication not received on a business day or received after 1700 hours local time of the addressee on any business day in the place of receipt shall be deemed to have been received on the next following business day.

                  The term "business day" as contained in this subsection, shall, for the purpose of this subsection, mean any day of the week other than a Saturday, Sunday, Public Holiday, Jewish Holy Day, and any other day on which commercial banks are not open for the conduct of business in the place of receipt.

                  g. GOVERNING LAW. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of California, applicable to contracts made and to be performed entirely within the State of California.

                  h. LITIGATION COSTS. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of a dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

                  i. SPECIFIC PERFORMANCE. Each party's obligation under this Agreement is unique. If any party should default in its obligations under this Agreement, the parties each acknowledge that it would be extremely impracticable to measure the resulting damages; accordingly, the nondefaulting party, in addition to any other available rights or remedies, may sue in equity for specific performance and the parties each expressly waive the defense that a remedy in damages will be adequate.

                  j. FINAL AGREEMENT. This Agreement constitutes the entire agreement between the parties pertaining to registration rights and lock-up provisions and supersedes and terminates all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, specifically including the Exchange Agreement on even date herewith, on the issues of registration rights and lock-up provisions. There are no warranties, representations or other agreements between the parties in connection with registration rights and lock-up provisions except as specifically set forth herein.

                  k. VENUE. Any action or proceeding arising directly or indirectly from this Agreement shall be litigated in an appropriate state or federal court in the County of Santa Clara, State of California.

                  l. WAIVER OF CONFLICT. PHASECOM LP ACKNOWLEDGES THAT THE LAW FIRM OF PEZZOLA & REINKE, A PROFESSIONAL CORPORATION ("P&R"), WHICH ALSO GENERALLY REPRESENTS PHASECOM, LP, REPRESENTED PHASECOM DEL IN THE PREPARATION OF THIS DOCUMENT. PHASECOM LP HEREBY ACKNOWLEDGES THAT P&R, DID NOT ADVISE PHASECOM LP AS TO THIS AGREEMENT, AND ADVISED PHASECOM LP TO SEEK THE ADVICE OF OTHER COUNSEL. PHASECOM LP ACKNOWLEDGES THAT IT HAD THE OPPORTUNITY TO CONSULT WITH AN ATTORNEY WITH RESPECT TO THIS DOCUMENT. PHASECOM LP HEREBY ACKNOWLEDGES, AND HEREBY WAIVES, ANY CONFLICT THAT MAY EXIST IN CONNECTION WITH THE PREPARATION OF THIS DOCUMENT AND REPRESENTATION OF PHASECOM DEL BY P&R.

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.)

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PHASECOM INVESTOR GROUP LIMITED PARTNERSHIP,
a Delaware limited partnership
100 Why Worry Lane
Woodside, CA  94062

By: /s/ Davidi Gilo
   -----------------------------------------------
   Davidi Gilo, President
   of Harmony Management, Inc.,
   General Partner

PHASECOM, INC.
a Delaware corporation
20300 Stevens Creek Blvd,
4th Floor
Cupertino, CA 95014

By: /s/ Davidi Gilo
   -----------------------------------------------
     Davidi Gilo, Chairman of the Board

GALRAN PROPERTIES (1993) LTD.

/s/ Boaz Adini
--------------------------------------------------

BOAZ ADINI
--------------------------------------------------
         (print name)

EICHOT CAPITAL MARKETS AND INVESTMENTS (1993) LTD.

/s/ Boaz Adini
--------------------------------------------------

BOAZ ADINI
--------------------------------------------------
         (print name)

TOM HOLDINGS AND PROPERTIES (1993) LTD.

/s/ Boaz Adini
--------------------------------------------------

BOAZ ADINI
--------------------------------------------------
         (print name)

Y. ATAI INVESTMENTS LTD.

/s/ Yehuda Atai
--------------------------------------------------

YEHUDA ATAI
--------------------------------------------------
         (print name)